Exhibit 99.2

Investor Presentation 2019 Q2

1 Forward - looking Statement This presentation contains certain “forward - looking statements” about the Company which, to the extent applicable, are intended to be covered by the safe harbor for forward - looking statements provided under Federal securities laws and, regardless of such coverage, you are cautioned about. Examples of forward - looking statements include but are not limited to the Company’s financial condition and capital ratios, results of operations and the Company’s outlook and business. Forward - looking statements are not historical facts. Such statements may be identified by the use of such words as “may”, “believe”, “expect”, “anticipate”, “plan”, “continue”, or similar terminology. These statements relate to future events or our future financial performance and involve risks and uncertainties that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these forward - looking statements. Although we believe that the expectations reflected in the forward - looking statements are reasonable, we caution you not to place undue reliance on these forward - looking statements. Factors which may cause our forward - looking statements to be materially inaccurate include, but are not limited to, an unexpected deterioration in our loan portfolio, unexpected increases in our expenses, greater than anticipated growth and our ability to manage such growth, unanticipated regulatory action, unexpected changes in interest rates, an unanticipated loss of key personnel, an unanticipated loss of existing customers, competition from other institutions resulting in unanticipated changes in our loan or deposit rates, unanticipated increases in Federal Deposit Insurance Corporation costs, unanticipated adverse changes in our customers’ economic conditions or economic conditions in our local area in general and other factors discussed in our filings with the Securities and Exchange Commission. Forward - looking statements speak only as of the date of this presentation. We do not undertake any obligation to update or revise any forward - looking statement, whether the result of new information, future events or otherwise. This presentation includes non - GAAP financial measures. Non - GAAP financial measures are commonly used in our industry, have certain limitations and should not be construed as alternatives to financial measures determined in accordance with GAAP. The non - GAAP measures as defined by us may not be comparable to similar non - GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non - recurring items, should not be construed as an inference that our future results will be unaffected by other unusual or non - recurring items. See the appendix to this presentation for a reconciliation of these non - GAAP financial measures to the most directly comparable GAAP measure.

2 Company Overview ▪ Full service commercial bank with goal of helping our clients build and sustain wealth since 1999 ▪ Business model combines high - touch service and relationship - based focus of a community bank with extensive suite of financial products and services ▪ Expertise in commercial real estate and traditional C&I lending to middle market companies in the New York metro area ▪ Lower cost core deposit franchise ▪ Existing lending relationships ▪ Non - borrowing clients sourced through our banking centers ▪ Specialty deposits for clients in possession of or having discretion over large pools of funds ▪ Global Payments Group: ▪ Prepaid debit card issuing business ▪ Banking services to digital currency businesses ▪ Merchant Acquiring business ▪ Correspondent banking services ▪ Banking services to cannabidiol companies ▪ Strong balance sheet growth while maintaining margin management despite the inverted yield curve.

3 Loan and Deposit Portfolio Metropolitan Commercial Bank • Multi - family loans – 78% rent regulated • CRE/RBC ratios: MCBH 374.2% and MCB 372.6% • CRE Owner - occupied is a segment of our C&I Lending platform Loan Portfolio at June 30, 2019 $2.34 Billion Deposits at June 30, 2019 $ 2 .38 Billion 35% 11% 6% 22% 26% DDA (excl. Specialty) Specialty DDA Savings and CD's MMA (excl. Specialty) Specialty MMA 18% 40% 18% 15% 4% 2% 3% CRE - Owner Occupied CRE - Non-Owner Occupied C&I Multi-family Consumer Construction 1-4 family • Specialty deposits designed for clients who are in possession of or have discretion over large deposits such as property management companies, title companies, bankruptcy trustees, etc. • Specialty Deposit Accounts have an expected retention period of greater than 3 years. • Specialty money market accounts have a weighted average cost of 1.80%. • Specialty Deposit Accounts in total have a weighted average cost of 1.16%.

4 Quarterly Revenues, Profitability and Asset Quality *annualized (1) Results include a recovery of $ 4.2 million related to loans previously charged off in Q1. (2) Results include a recovery of $1.5 million related to loans previously charged off. 3 Months ended 6/30/2019 3/31/2019 12/31/2018 9/30/2018 6/30/2018 Summary Income Statement Net Interest Income $22,937 $20,578 $18,961 $18,351 $17,395 Provision for loan losses (1) $1,950 ($2,031) (1) $844 ($453) (2) $1,270 Non-Interest Income $2,674 $2,393 $2,188 $2,012 $2,649 Non-Interest expense $14,724 $12,694 $11,602 $10,355 $10,275 Net Income $6,057 $8,531 $6,285 $7,113 $5,865 Profitability Diluted EPS (1) $0.71 $1.01 (1) $0.75 $0.85 (2) $0.70 ROAA* 0.91% 1.49% 1.25% 1.45% 1.20% ROAE* 8.71% 12.67% 9.59% 11.22% 9.53% NIM* 3.47% 3.68% 3.77% 3.76% 3.59% Efficiency Ratio 57.49% 55.26% 54.86% 50.85% 51.26% Asset Quality NPLs/Total Loans 0.05% 0.07% 0.02% 0.02% 0.01% NCOs/Average Total Loans* 0.01% (0.80%) (1) 0.09% (0.36%) (2) 0.02% Reserves/Loans 0.97% 0.99% 1.02% 1.09% 1.09% (dollars in thousand)

5 Net Interest Margin Analysis 3.59% 3.76% 3.77% 3.68% 3.47% 4.13% 4.49% 4.65% 4.83% 4.66% 1.46% 1.69% 1.90% 2.15% 2.22% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2Q18 3Q18 4Q18 1Q19 2Q19 Net Interest Margin Components ▬ NIM ▬ Yield on Interest - Earning Assets ▬ Rate on Interest - Bearing Liabilities Yield /Rate 2Q18 3Q18 4Q18 1Q19 2Q19 Loans 4.71% 4.90% 4.93% 5.15% 5.05% Total Interest-Earning Assets 4.13% 4.49% 4.65% 4.83% 4.66% Interest-Bearing Deposits 1.14% 1.40% 1.64% 1.89% 2.01% Borrowed Funds 3.99% 3.73% 3.62% 3.35% 3.19% Total Interest-Bearing Liabilities 1.46% 1.69% 1.90% 2.15% 2.22% Net Interest Rate Spread 2.67% 2.80% 2.75% 2.68% 2.44% Net Interest Margin 3.59% 3.76% 3.77% 3.68% 3.47%

6 Non - interest Income and Expense Detail Non - Interest Income ($000s) Non - Interest Expense ($000s) 6/30/19 3/31/19 12/31/18 6/30/18 Service Charges on Deposit Accounts $908 $819 $826 $821 Prepaid Debit Card Income 1,422 1,257 1,133 1,519 Other Service Charges and Fees 313 278 229 346 Change in fair value of equity securities 31 39 - - Gains/(Losses) on sale of securities - - - (37) Total Noninterest Income $2,674 $2,393 $2,188 $2,649 3 Months Ended 6/30/19 3/31/19 12/31/18 6/30/18 Compensation and Benefits $7,921 $7,490 $6,962 $6,126 Bank Premises and Equipment 1,348 1,335 1,324 1,288 Professional Fees 917 794 715 841 Technology Costs 562 565 598 424 Specialty Deposit Licensing Fees 2,056 820 427 185 Other Expenses 1,920 1,690 1,576 1,411 Total Noninterest Income $14,724 $12,694 $11,602 $10,275 3 Months Ended

7 Balance Sheet and Capital *Metropolitan Bank Holding Corp. and Metropolitan Commercial Bank meet all the requirements to be considered “Well - Capitalized” under applicable regulatory guidelines at each date shown. 3/31/19 12/31/18 Balance Sheet Total Assets $415,427 $777,969 Total Loans $233,153 $470,357 Total Deposits $409,992 $715,568 Capital MBHC MCB MBHC MCB MBHC MCB CET1* 10.7% 12.5% 11.8% 13.9% 13.2% 15.6% Total Risk-Based Capital* 13.4% 13.4% 14.8% 14.8% 16.9% 16.7% Tier 1 Leverage* 11.0% 11.2% 12.5% 13.4% 13.7% 14.7% $2,335,573 $2,102,420 $1,865,216 $2,376,122 $1,966,130 $1,660,554 $2,960,613 $2,545,186 $2,182,644 6/30/2019 Change vs. As of 6/30/2019 As of 3/31/2019 As of 12/31/2018

8 Strong Balance Sheet Growth Deposits ($mm) Total Equity ($mm) Assets ($mm) Loans, Net of Deferred Fees ($mm) $1,924 $1,931 $2,183 $2,545 $2,961 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 $1,600 $1,699 $1,865 $2,102 $2,336 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 $1,540 $1,534 $1,661 $1,966 $2,376 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 250 257 265 274 281 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 57.0% 50.4% 48.1% 44.0% 46.4% ■ % Non - interest Demand Deposits Total cost of deposits including DDA – 1.12% Cost of interest - bearing deposits – 2.01%

9 Robust Organic Loan Growth within a Diversified Portfolio 1 Includes commercial real estate, multifamily, and construction ■ Total CRE¹ (Non Owner Occupied) ■ Total CRE (Owner Occupied) ■ C&I ■ Other $1,526 $1,600 $1,699 $1,867 $2,105 $2,339 859 903 964 1,063 1,142 1,330 210 234 228 236 366 419 342 353 367 382 422 427 115 110 140 186 176 164 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2

Commercial Growth Driven by Expertise in Specific Lending Verticals

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

General Commercial and Industrial Overview

Target Market

- Middle market businesses with annual revenues below $200mm
- Primarily concentrated in the New York MSA
- Well-diversified across industries

Key Metrics

- Weighted average yield of 5.51% YTD
- Strong historical credit performance
  - Pledged collateral and/or personal guarantees from high net worth individuals support most loans
  - Target borrowers have strong historical cash flows, good asset coverage and positive industry outlooks

C&I Composition at June 30, 2019



Healthcare
Manufacturing
Finance and Insurance
Wholesale Trade
Individuals
Waste Mgt
Transportation
Arts, Entertainment, and Recreation
Retail Trade
Professional, Scientific and Technical Services
Accommodation and Food Services
RE Rental & Leasing
44%
11%
17%
9%
2%
3%
3%
3%
1%
2%
1%
4%

10

11 Relationship - based Commercial Real Estate Lending Composition by Type at June 30, 2019 Composition by Region at June 30, 2019 Overview Target Market Key Metrics ▪ New York metropolitan area real estate entrepreneurs with a net worth in excess of $5 million ▪ Primarily concentrated in the New York MSA ▪ Well - diversified across various property types ▪ Losses peaked at 0.51% in 2010 and have been de minimus since 2014 ▪ Average loan - to - value of 52.89% Majority of loans are originated through direct relationships or referrals from existing clients 20% 18% 11% 10% 10% 10% 4% 5% 2% 2% 4% 2% 2% Multifamily Nursing Home CRE Mixed Use Other CRE Retail Office 1-4 Family Hospitality Construction Land Warehouse Commercial Condo and Co-op Other Unsecured Rent regulated 16% Non - rent regulated 4% 22% 23% 11% 21% 8% 3% 2% 8% 1% 1% Manhattan Brooklyn Queens Other Bronx Other NY New Jersey Long Island Staten Island Connecticut

12 NYC Multi - family Loan Portfolio New Rent Regulations Total Balance Weighted Average LTV Weighted Average DCR Weighted Average Debt Yield Total NYC Multi-family $181,333 47.69% 1.74 11.97% Rent regulated 141,037 44.87% 1.87 13.31% Unregulated 40,296 57.59% 1.28 7.28% ▪ MCB multi - family loans underwritten to current cash flows – weighted average DCR of 1.87 on rent regulated properties ▪ Average LTV of 45% on rent regulated properties provide a cushion against falling values

Well-Developed, Diversified Healthcare Portfolio

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

CRE – Skilled Nursing Facilities (SNF) : $331 million

C&I – Healthcare - $180 million

C& I Healthcare Composition at June 30, 2019



Nursing and Residential Care Facilities
Doctor Office
Ambulatory Health Care Services
Offices and Clinics of Dentists
Medical Labs
Offices of Speech Therapists
Misc. Health Practitioners
Ambulance Services
General Medical & Surgical Hospitals
47%
20%
6%
5%
4%
2%
9%
5%
2%

Diversified Healthcare Portfolio

- Active in Healthcare lending since 2002
- CRE – SNF – Average loan-to-value of 69%
- Highly selective in regards to the quality of Skilled Nursing Operators which we finance
- Majority of loans supported by personal guarantee of high net worth guarantors with:
  - Average net worth - $103 million
  - Average Liquidity - $17 million
  - Average annual cash flow - $ 6 million
- Borrowers typically have over 1,000 beds under management
- Loans are made only in "certificate of need" states which limits the supply of beds and supports stable occupancy rates.
- Stabilized SNF – 68% of CRE SNF portfolio. Stabilized facility provides adequate cash flows to support debt service and collateral value. Borrowers primary motive for acquisition of a stabilized property is for synergies with existing portfolio of SNFs. Average debt service coverage ratio is 2.09x and average loan-to-value is 66%. Once the loans are seasoned, the mortgage portion of the bridge loan is refinanced with HUD.
- Non-stabilized SNF – typically "turn-around" older SNFs acquired from owners who mismanaged the business, relied too heavily on long-term care (Medicaid reimbursement) or did not stay current with changes in the market place.. Opportunity for owner to create value by renovating and adding services with higher Medicaid reimbursement rates (rehabilitation services, dialysis, etc.).

13

Credit Metrics

Metropolitan Commercial Bank
The Entrepreneurial Bank Since 1999
MCB LISTED NYSE

NCOs/Average Loans (Annualized)



0.02%
(0.36%)
0.09%
(0.80%)
0.01%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

Non-Performing Assets/Loans



0.01%
0.02%
0.02%
0.07%
0.05%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

ALLL/Loans



1.09%
1.09%
1.02%
0.99%
0.97%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

Non-Performing Assets/ALLL



1.1%
2.2%
1.5%
7.2%
4.9%
2018Q2
2018Q3
2018Q4
2019Q1
2019Q2

14

15 Diversified Deposit Gathering Capabilities Deposit Composition ($mm) 812 1,012 878 773 799 866 1,103 592 605 662 761 862 1,100 1,273 $1,404 $1,617 $1,540 $1,534 $1,661 $1,966 $2,376 0.47% 0.38% 0.44% 0.62% 0.81% 1.06% 1.12% 2017 2018Q1 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 ▪ Conversion of commercial borrowing clients into full retail relationships ▪ Funds additional commercial loans ▪ Provide commercial clients with competitive solutions (e.g., remote deposit capture and online banking) Existing Lending Customers ▪ Six strategically located banking centers within close proximity to a “critical mass” of target clients ▪ Non - borrowing retail relationships ▪ Growing number of retail deposits tied to cryptocurrency related accounts Retail Banking Centers ▪ Debit card issuing business ▪ Digital currency customers ▪ Banking services to cannabidiol companies Future products and services: ▪ Merchant acquiring business ▪ Correspondent banking services Global Payments Group ■ Noninterest Bearing ■ Interest Bearing ▬ Total Cost of Deposits Other Deposit Verticals ▪ Unique deposit relationships ▪ Property management companies ▪ Bankruptcy trustees ▪ Title companies

16 Global Payments Group Metropolitan Commercial Bank $282 $250 $280 $251 $229 2018Q2 2018Q3 2018Q4 2019Q1 2019Q2 Average Deposits Related to Debit Card Programs ($mm) ▪ Payroll ▪ Corporate ▪ Incentive ▪ Commission ▪ Rebates ▪ Gift Cards General purpose reloadable debit cards Average Deposits to All Digital Currency - Related Customers ($mm) ■ Settlement Account ■ Operating Account 266 189 123 118 107 130 108 116 99 106 396 297 239 217 2Q18 3Q18 4Q18 1Q19 2Q19 213 Digital Currency Involvement/Exposure ▪ MCB provides cash management services including wire transfers, ACH and foreign exchange conversion ▪ MCB has no assets or liabilities denominated in digital currencies ▪ New digital currency customers of $25.0 million for the first six months of 2019 ▪ New debit card relationships of $25 million in the first six months of 2019.

17 Well Positioned for Changing Rate Environment Estimated Sensitivity of Projected Annualized Net Interest Income as of March 31, 2019 Fixed vs. Floating Rate Loans at June 30, 2019 (1.92%) (1.54%) 1.52% 2.64% 4.02% 5.40% -200bps -100bps +100bps +200bps +300bps +400bps Floating 39% Fixed 61% Approximately 58% of floating rate loans have floors – Weighted average floor of 4.75% ■ Net Interest Income

18 Outlook: Loan and Deposit growth, Margin Expansion, Operating Leverage Loan Growth Core Deposit Funding Performance ▪ Maintain a diversified commercial real estate portfolio ▪ Maintain CRE concentration below our internal limits ▪ Capture market share from larger competitors through differentiated service ▪ Specialty Deposit relationships ▪ Support development of retail banking franchise ▪ Existing relationships ▪ Consider new retail banking centers ▪ Continue to provide cash management service to digital currency related clients ▪ Expand debit card issuing business to generate additional low - cost core deposits and fee income ▪ Future initiatives: Introduce merchant acquiring services and correspondent banking services ▪ Expect future profitability to be driven by organic growth ▪ Growth: Demonstrated ability to capture market share ▪ Rate benefit: Low cost, core deposits funding short duration assets ▪ Growth in new deposit verticals has resulted in additional costs ahead of revenue growth due to inverted yield curve. ▪ Our growth initiatives will yield enhanced profitability and value to the MCB franchise which will become evident over time. Balance Sheet Growth = Long - Term Profitable Relationships

19 Appendix

MCB Selected Global Payment Clients

Metropolitan Commercial Bank. The Entrepreneurial Bank Since 1999 | MCB LISTED NYSE

bitpay

Debit Card | Digital Currency
Consumers use debit card to spend US$ that is funded by digital currency

Metropolitan Commercial Bank
Issuing Bank

BROXEL

Debit Card
GPR card that can be used to originate low cost transfers to Mexico for consumers

Metropolitan Commercial Bank
Issuing Bank

Intelligent Systems

Debit Card & Payment Solutions
Focused on CoreCard Software and expanding footprint in the FinTech industry

Metropolitan Commercial Bank
Strategic Partner

crypto.com

Debit Card | Digital Currency
General spend prepaid card that allows consumers to earn rewards paid in digital currency

Metropolitan Commercial Bank
Issuing Bank

VOYAGER

Digital Currency
Banking the e-wallet behind their speed routing for best price execution technology

Metropolitan Commercial Bank
Holding bank for US$ held in e-wallet

Current

Debit Card
For teens with parental spending controls and financial literacy lessons

Metropolitan Commercial Bank
Issuing Bank

Digicel MY Cash

Debit Card
Premier mobile service provider in the Caribbean and Central America for money transfer

Metropolitan Commercial Bank
Issuing Bank

HYPERWALLET A PayPal Service

Payments Processor
Acquiring bank for a company enabling mass payouts for the marketplace and freelancers

Metropolitan Commercial Bank
Global Payment Services

20

21 MCB Selected Global Payment Clients Payments Processor Digital check cashing and payment services Metropolitan Commercial Bank Sponsor Bank Debit Card Issuer of debit cards linked to margin accounts for the largest U.S. electronic brokerage firm Metropolitan Commercial Bank Issuing Bank Payments Platform Providing global payment services via banking relationships throughout the world Metropolitan Commercial Bank Global payment services Debit Card General Purpose Reloadable cards and remittance products using the Univision card Metropolitan Commercial Bank Acquiring Bank for Cross Border Payments